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                                                                    Exhibit 24.1

Power of Attorney

               Each individual whose signature appears below constitutes and appoints Robert Flaherty such person's true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for such person and in such person's name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or to any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act), and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that such attorney-in-fact and agent, or any substitute or substitutes therefore, may lawfully do or cause to be done by virtue hereof.

               Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

                  Signature                                          Title                                Date
                  ---------                                          -----                                ----
/s/ Robert E. Flaherty                         Chief Executive Officer and Director               October 30, 2001
-----------------------------------------      (Principal Executive Officer)


/s/ Seamus Mulligan                            Director                                           October 30, 2001
-----------------------------------------

/s/ Lisabeth F. Murphy                         Director                                           October 30, 2001
-----------------------------------------